THE RODNEY SQUARE STRATEGIC EQUITY FUND
                        LARGE CAP GROWTH EQUITY PORTFOLIO

                               Rodney Square North
                            1100 North Market Street
                         Wilmington, Delaware 19890-0001


The Large Cap Growth Equity Portfolio (the "Portfolio") is a diversified series of the Rodney Square Strategic Equity Fund (the "Fund"), an open-end management investment company. The Portfolio seeks superior long-term growth of capital. The Portfolio's Adviser, Wilmington Trust Company ("WTC" or the "Adviser"), will seek to achieve this objective (after an initial transition period ending April 15, 1998) by causing the Portfolio to be as fully invested as is practical, in light of cash flows, in equity (or related) securities of large cap U. S. issuers that are judged by the Adviser to possess strong growth characteristics.



________________________________________________________________________________



                       STATEMENT OF ADDITIONAL INFORMATION

                                February 23, 1998

________________________________________________________________________________


      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's current Prospectus, dated February 23, 1998. A copy of the current Prospectus may be obtained without charge, by writing to Rodney Square Distributors, Inc. ("RSD"), Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001 and from certain institutions such as banks or broker-dealers that have entered into servicing agreements ("Service Organizations") with RSD or by calling (800) 336-9970.

                                TABLE OF CONTENTS

Section                                                                   Page

THE PORTFOLIO'S INVESTMENT POLICIES..........................................1

INVESTMENT LIMITATIONS.......................................................3

TRUSTEES AND OFFICERS........................................................4

WILMINGTON TRUST COMPANY.....................................................6

INVESTMENT ADVISORY SERVICES.................................................6

ADMINISTRATION AND ACCOUNTING SERVICES.......................................7

DISTRIBUTION AGREEMENT.......................................................8

REDEMPTIONS..................................................................8

PORTFOLIO TRANSACTIONS.......................................................9

NET ASSET VALUE.............................................................10

PERFORMANCE INFORMATION.....................................................11

TAXES.......................................................................16

DESCRIPTION OF THE FUND.....................................................18

OTHER INFORMATION...........................................................18

FINANCIAL STATEMENTS........................................................19

APPENDIX...................  ..............................................A-1

                       THE PORTFOLIO'S INVESTMENT POLICIES

      The following  information  supplements  the  information  concerning  the
Portfolio's  investment  objective,   policies  and  limitations  found  in  the
Prospectus.

      OPTION AND FUTURES STRATEGIES. The Portfolio may purchase and write (sell) exchange-traded options and futures. These strategies are described in detail in the Appendix.

      U.S. GOVERNMENT OBLIGATIONS. The Portfolio may invest in U.S. Government obligations, including direct obligations of the U.S. Government (such as Treasury bills, notes and bonds) and obligations issued by U.S. Government agencies and instrumentalities. Agencies and instrumentalities include executive departments of the U.S. Government or independent federal organizations supervised by Congress. Although not all obligations of agencies and instrumentalities are direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from obligations supported by the full faith and credit of the United States to obligations that are supported solely or primarily by the creditworthiness of the issuer. In the case of obligations not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

      A portion of the assets of the Portfolio may consist of Treasury bonds, Government National Mortgage Association ("GNMA") mortgage-backed certificates and other U.S. Government obligations representing ownership interests in mortgage pools, such as securities issued by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC"). The payment of interest and principal on the latter securities are guaranteed by FNMA and FHLMC, respectively. FNMA and FHLMC are federally chartered corporations supervised by the U.S. Government acting as government instrumentalities under authority granted by Congress. Securities issued and backed by FNMA and FHLMC are not backed by the full faith and credit of the United States; however, their close relationship with the U.S. Government makes them high quality securities with minimal credit risks. FNMA and FHLMC are each authorized to borrow to a limited extent from the U.S. Treasury to meet their obligations.

      Although the mortgage loans in the pool underlying a mortgage-backed certificate will have maturities of up to 30 years, the actual average life of a certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest rate mortgages tends to increase, thereby shortening the actual average life of the certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the certificate. Reinvestment of prepayments may occur at rates higher or lower than the original yield on the certificates. Due to the prepayment possibility and the need to reinvest prepayments of principal at current rates, mortgage-backed certificates may be less effective than typical non-callable bonds of similar maturities at "locking in" higher yields during the period of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates. Mortgage-backed certificates may include securities backed by adjustable-rate mortgages which bear interest at a rate which will be adjusted periodically.


      WHEN-ISSUED SECURITIES. New issues of U.S. Government obligations may be offered on a when-issued basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received are each fixed at the time the buyer enters into the commitment. The Portfolio will make commitments to purchase such securities only with the intention of actually acquiring the securities, but it may dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A separate account of the Portfolio will be established at the Fund's custodian bank, into which cash or other liquid assets equal to the amount of the above commitments will be deposited. If the market value of the deposited securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of such commitments by the Portfolio. The Portfolio expects that its outstanding commitments at any one time to purchase when-issued securities will not exceed 5% of its net asset value.

      A security purchased on a when-issued basis is recorded as an asset on the commitment date and is subject to changes in market value generally based upon changes in the level of interest rates. Thus, upon delivery, its market value may be higher or lower than its cost resulting in an increase or decrease in the Portfolio's net asset value. Failure by the issuer to deliver a security purchased on a when-issued basis may result in a loss or a missed opportunity to make an alternative investment.

      The Portfolio generally does not pay for such securities or start earning interest on them until they are received. When payment for a when-issued security is due, the Portfolio will meet its obligations from then-available cash flow, the sale of securities held in the separate account or the sale of other securities. The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains or losses.

      REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements with respect to any security in which it is authorized to invest. A repurchase agreement is a transaction in which the Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to that bank or dealer at an agreed upon price, date and market rate of interest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with bankruptcy proceedings), it is the policy of the Fund to limit repurchase transactions to primary dealers in U.S. Government obligations and to banks whose creditworthiness has been reviewed and found satisfactory by WTC. Repurchase agreements maturing in more than seven days are considered to be illiquid for the purposes of the Fund's investment limitations.

      ILLIQUID SECURITIES. The Portfolio may not purchase or otherwise acquire any security or invest in a repurchase agreement with respect to any securities if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would be invested in illiquid securities. For purposes of this limitation, repurchase agreements not entitling the holder to payment of principal within seven days and securities that are illiquid by virtue of legal or contractual restrictions on resale ("restricted securities") or the absence of a readily available market are considered illiquid. Restricted securities that are actively traded in the institutional market are not subject to the 15% limit. The Portfolio may not, however, invest more that 10% of its total assets in restricted equity securities that do not have a readily available market.

      COMMERCIAL PAPER. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolio may invest only in commercial paper rated A-1 or higher by Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or Prime-1 by Moody's Investors Service, Inc.

      LOANS OF PORTFOLIO SECURITIES. Although the Portfolio has no present intention of doing so, it may from time to time lend its portfolio securities to brokers, dealers and financial institutions. Such loans will in no event exceed one-third of the Portfolio's total assets and will be secured by collateral in the form of cash or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, which at all times while the loan is outstanding will be maintained in an amount at least equal to the current market value of the loaned securities.

      The primary risk involved in lending securities is that of a financial failure by the borrower. In such a situation, the borrower might be unable to return the loaned securities at a time when the value of the collateral has fallen below the amount necessary to replace the loaned securities. The borrower would be liable for the shortage, but the Portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, the Portfolio will make loans of securities only to firms deemed creditworthy by the Adviser and only when, in the judgment of the Adviser, the consideration that the Portfolio will receive from the borrower justifies the risk.

                             INVESTMENT LIMITATIONS

      The investment limitations described below are fundamental, and may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a shareholders' meeting if holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio.

      The Portfolio will not as a matter of fundamental policy:

      1. with respect to 75% of the Portfolio's total assets, invest more than 5% of the value of its total assets in the securities of any one issuer, except debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"); for purposes of this limitation, repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

      2. with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Portfolio;

      3. borrow money, except for temporary or emergency purposes, and then in an aggregate amount not in excess of 10% of the Portfolio's total assets;

      4. purchase securities (other than U.S. Government obligations), if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Portfolio at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry;

      5. act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with the Portfolio's investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

      6. issue senior securities, except to the extent permitted by the Investment Company Act of 1940 (the "1940 Act");

      7. purchase or sell real estate, but this limitation shall not prevent the Portfolio from investing in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

      8. purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

      9. make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with the Portfolio's investment objectives and policies and the entry into repurchase agreements may be deemed to be loans.

      In addition, the Portfolio has adopted several non-fundamental policies, which can be changed by the Board of Trustees without shareholder approval.

      As a matter of non-fundamental policy, the Portfolio will not:

      1. purchase or otherwise acquire any security or invest in a repurchase agreement with respect to any securities if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market;

      2. purchase the securities of open-end investment companies or invest more than 10% of its total net assets, taken at market value, in the securities of closed-end investment companies, provided that no purchase of securities of closed-end companies shall be made except by purchase in the open market when no commission or profit to a sponsor or broker-dealer results from such purchase other than the customary broker's commission (except when part of a plan of merger, consolidation, reorganization or acquisition of assets);

      3. purchase securities on margin except to obtain such credits as may be necessary for the clearance of the purchases and sales of securities, or make short sales, unless by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions; or

      4.   engage in futures contract transactions; or

      5.   purchase   securities  while  borrowings  in  excess  of  5%  of  the
Portfolio's total assets are outstanding.

      Whenever an investment policy or limitation states a maximum percentage of the Portfolio's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, that percentage shall be determined, or that standard shall be applied, immediately after the Portfolio's acquisition of the security or other asset. Accordingly, any later increase or decrease resulting from a change in the market value of a security or in the Portfolio's net or total assets will not cause the Portfolio to violate a percentage limitation. Similarly, any later change in quality, such as a rating downgrade or the delisting of a warrant, will not cause the Portfolio to violate a quality standard.

      "Value" for the purposes of all investment limitations shall mean the value used in determining the Portfolio's net asset value.

      The Portfolio may as a fundamental policy invest all of its investable assets (cash, securities and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Portfolio, notwithstanding any other investment policy of the Portfolio.

                              TRUSTEES AND OFFICERS

      The Fund has a Board, presently composed of five Trustees, that supervises the Portfolio's activities and reviews contractual arrangements with companies that provide the Portfolio with services. The Fund's Trustees and officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees, with the exception of Nina M. Webb, also serve in similar capacities for The Rodney Square Fund, The Rodney Square Tax-Exempt Fund, and The Rodney Square Strategic Fixed-Income Fund. Those Trustees who are "interested persons" of the Fund (as defined in the 1940 Act) by virtue of their positions with WTC are indicated by an asterisk (*).

ERIC BRUCKER, School of Management, University of Michigan, Dearborn, MI 48128, Trustee, age 56, has been Dean of the School of Management at the University of Michigan since June 1992. He was Professor of Economics, Trenton State College from September 1989 through June 1992. He was Vice President for Academic Affairs, Trenton State College, from September 1989 through June 1991. From 1976 until September 1989, he was Dean of the College of Business and Economics and Chairman of various committees at the University of Delaware. He is also a member of the Detroit Economic Club, Financial Executive Institute and Leadership Detroit.


FRED L. BUCKNER, 5 Hearth Lane, Greenville, DE 19807, Trustee, age 66, has retired as President and Chief Operating Officer of Hercules Incorporated (diversified chemicals), positions he held from March 1987 through March 1992. He also served as a member of the Hercules Incorporated Board of Directors from 1986 through March 1992.


*ROBERT J. CHRISTIAN, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, President and Trustee, age 49, has been Chief Investment Officer of WTC since February 1996 and Director of Rodney Square Management Corporation ("RSMC") since February 1996. He was Chairman and Director of PNC Equity Advisors Company, and President and Chief Investment Officer of PNC Asset Management Group, Inc. from 1994 to 1996. He was Chief Investment Officer of PNC Bank, N.A. from 1992 to 1996, Director of Provident Capital Management from 1993 to 1996 and Director of Investment Strategy PNC Bank, N.A. from 1989 to 1992. He is also a Trustee of LaSalle University and a member of the Board of Governors for the Pennsylvania Economy League.


JOHN J. QUINDLEN, 313 Southwinds, 1250 Southwinds Blvd., Vero Beach, FL. 32963, Trustee, age 65, has retired as Senior Vice President-Finance of E.I. du Pont de Nemours and Company, Inc. (diversified chemicals), a position he held from 1984 to November 30, 1993. He also served as Chief Financial Officer of E.I. du Pont de Nemours and Company, Inc. from 1984 through June 30, 1993. He also serves as a director of St. Joe Paper Co. and a Trustee of Kalmar Pooled Investment Trust.


JOSEPH M. FAHEY, JR., Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890-0001, Vice President, age 41, has been with RSMC since 1984, as a Secretary of RSMC since 1986, a Director of RSMC since 1989 and a Vice President of RSMC since 1992. He was an Assistant Vice President of RSMC from 1988 to January 1992.


*NINA M. WEBB, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, Vice President and Trustee, age 44, has been an Equity Portfolio Manager at WTC since March 1987. A Chartered Financial Analyst, she previously was employed by the University of Delaware as Senior Investment Analyst (1985-86), Investment Analyst (1982-85), and Accountant
(1976-82).


JOHN J. KELLEY, 400 Bellevue Parkway, Wilmington, DE 19809, Vice President and Treasurer, age 38, has been Vice President of PFPC, Inc. ("PFPC") since January 1998. He was a Vice President of RSMC from 1995 to January 1998 and an Assistant Vice President of RSMC from 1989 to 1995.

CARL M. RIZZO, ESQ., Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890-0001, Secretary, age 46, was appointed Vice President of RSMC in July, 1996. From 1995 to 1996 he was Assistant General Counsel of Aid Association for Lutherans (a fraternal benefit association); from 1994 to 1995 Senior Associate Counsel of United Services Automobile Association (an insurance and financial services firm); and from 1987 to 1994 Special Counsel or Attorney-Adviser with a federal government agency.




      The fees of the Trustees who are not "interested persons' of the Fund, as defined in the 1940 Act ("Independent Trustees"), are paid by the Portfolio. The Portfolio may also reimburse Independent Trustees for expenses incurred in attending meetings of the Board. The following table shows the fees paid during calendar 1997 to the Independent Trustees for their service to the Fund and to the Rodney Square Family of Funds. On January 31, 1998, the Trustees and officers of the Fund, as a group, owned beneficially, or may be deemed to have owned beneficially, less than 1% of the outstanding shares of the Portfolio.


                               1997 TRUSTEES FEES


                              Total Fees From     Total Fees From The Rodney
Independent Trustee              The Fund           Square Family Of Funds
-------------------           ---------------     --------------------------

Eric Brucker                        $1,950                  $12,700

Fred L. Buckner                     $1,950                  $12,700

John J. Quindlen                    $1,950                  $12,700



                            WILMINGTON TRUST COMPANY

      The Investment Adviser to the Fund, WTC, is a state-chartered bank organized as a Delaware corporation in 1903. WTC is a wholly owned subsidiary of Wilmington Trust Corporation, a publicly held bank holding company. The Fund benefits from the experience, conservative values and special heritage of WTC. WTC is a financially strong bank and enjoys a reputation for providing exceptional consistency, stability and discipline in managing both short-term and long-term investments. WTC is Delaware's largest full-service bank and, with more than $96 billion in trust, custody and investment management assets, WTC ranks among the nation's leading money management firms. As of December 31, 1996, the trust department of WTC was the seventeenth largest in the United States as measured by discretionary assets under management. WTC is engaged in a variety of investment advisory activities, including the management of collective investment pools, and has nearly a century of experience managing the personal investments of high net-worth individuals. Its current roster of institutional clients includes several Fortune 500 companies. In addition to serving as Investment Adviser to the Fund, WTC also manages over $3 billion in fixed-income assets for various other institutional clients. Certain departments in WTC engage in investment management activities that utilize a variety of investment instruments such as interest rate futures contracts, options on U. S. Treasury securities and municipal forward contracts. Of course, there can be no guarantee that the Portfolio will achieve its investment objective or that WTC will perform its services in a manner which would cause it to satisfy its objective. WTC is also Custodian of the Fund's assets.

      Several affiliates of WTC are also engaged in the investment advisory business. Wilmington Trust FSB, a wholly owned subsidiary of WTC, exercises investment discretion over certain institutional accounts. Wilmington Brokerage Services Company, another wholly owned subsidiary of WTC, is a registered investment adviser and a registered broker-dealer.




                          INVESTMENT ADVISORY SERVICES

      ADVISORY AGREEMENT. WTC serves as Investment Adviser to the Portfolio pursuant to an Advisory Agreement between the Fund and WTC dated February 23, 1998. Under the Advisory Agreement, WTC directs the investments of the Portfolio in accordance with the Portfolio's investment objective, policies and limitations.


      For WTC's services under the Advisory Agreement, the Portfolio pays WTC a monthly fee at an annual rate of 0.55% of the Portfolio's average daily net assets. The average is computed on the basis of the Portfolio's daily net assets, as determined at the close of business on each day throughout the month.

      WTC has agreed voluntarily to waive all or a portion of its fee or reimburse the Portfolio monthly to the extent that expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) incurred by the Portfolio exceed an annual rate of 0.75% of the average daily net assets of the Portfolio. This undertaking, which is not contained in the Advisory Agreement, may be amended or rescinded in the future.


      Under the Advisory Agreement, the Fund, on behalf of the Portfolio, assumes responsibility for paying all Fund expenses other than those expressly stated to be payable by WTC. Such expenses include without limitation: (a) fees payable for administrative services; (b) fees payable for accounting services;
(c) the cost of obtaining quotations for calculating the value of the assets of the Portfolio; (d) interest and taxes; (e) brokerage commissions, dealer spreads and other costs in connection with the purchase and sale of securities; (f) compensation and expenses of its Trustees other than those who are "interested persons" of the Fund (as defined in the 1940 Act); (g) legal and audit expenses;
(h) fees and expenses related to the registration and qualification of the Fund and its shares for distribution under state and federal securities laws; (i) expenses of typesetting, printing and mailing reports, notices and proxy material to shareholders of the Fund, (j) all other expenses incidental to holding meetings of the Fund's shareholders, including proxy solicitations therefor; (k) premiums for fidelity bond and other insurance coverage; (l) the Fund's association membership dues; (m) expenses of typesetting for printing Prospectuses; (n) expenses of printing and distributing Prospectuses to existing shareholders; (o) out-of-pocket expenses incurred in connection with the provision of custodial and transfer agency services; (p) service fees payable by each Portfolio to the Distributor for providing personal services to the shareholders of each Portfolio and for maintaining shareholder accounts for those shareholders; (q) distribution fees; and (r) such non-recurring expenses as may arise, including costs arising from threatened actions, actions, suits and proceedings to which the fund is a party and the legal obligation which the Fund may have to indemnify its Trustees and officers with respect thereto.


      The Advisory Agreement provides that WTC shall not be liable to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Portfolio, in the absence of WTC's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under the Agreement.


      The Advisory Agreement became effective on February 23, 1998, and continues in effect from year to year as long as its continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees.


      The Advisory Agreement terminates automatically in the event of its assignment. The Agreement is also terminable (i) by the Fund (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio), without payment of any penalty, on 60 days' written notice to WTC; or (ii) by WTC on 60 days' written notice to the Fund.


                     ADMINISTRATION AND ACCOUNTING SERVICES


      Under an Administration and Accounting Services Agreement with the Fund, PFPC, 400 Bellevue Parkway, Wilmington, Delaware 19809, performs certain administrative and accounting services for the Fund. These services include preparing shareholder reports, providing statistical and research data, assisting WTC in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Portfolio. In addition, PFPC prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over the Fund. The accounting services performed by PFPC for the Portfolio include determining the net asset value per share of the Portfolio and maintaining records relating to the Portfolio's securities transactions.

      The Administration and Accounting Services Agreement provides that PFPC and its affiliates shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its Portfolio in connection with the matters to which the Administration and Accounting Services Agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their obligations and duties under the Administration and Accounting Services Agreement.


      Under a Secretarial Services Agreement with the Fund, RSMC performs certain corporate secretarial services on behalf of the Portfolio. These services include supplying office facilities, non-investment related statistical and research data, and executive and administrative services; preparing and distributing all materials necessary for meetings of the Trustees and shareholders of the Fund; and preparing and arranging for filing, printing, and distribution of proxy materials and post-effective amendments to the Fund's registration statement. WTC pays RSMC for the provision of these services out of its advisory fee.

                             DISTRIBUTION AGREEMENT




      RSD serves as the Distributor of the Portfolio's shares pursuant to a Distribution Agreement with the Fund. For the fiscal years ended December 31, 1996, 1995, and 1994, RSD received from the Fund underwriting commissions of $4,544, $5,691, and $10,910, respectively.


      Pursuant to the terms of the Distribution Agreement, RSD is granted the right to sell shares of the Portfolio as agent for the Fund.

      The Distribution Agreement provides that RSD, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Agreement, will not be liable to the Fund or its shareholders for losses arising in connection with the sale of Portfolio shares.

      The Distribution Agreement continues in effect from year to year as long as its continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment. The Agreement is also terminable without payment of any penalty (i) by the Fund (by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund or by vote of a majority of the outstanding voting securities of the Fund) on sixty
(60) days' written notice to RSD; or (ii) by RSD on sixty (60) days' written notice to the Fund.




                                   REDEMPTIONS

      To ensure proper authorization before redeeming shares of the Portfolio, PFPC may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and tax waivers required in some states when settling estates.


      Clients of WTC who have purchased shares through their trust accounts at WTC and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact WTC or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, PFPC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Redemption proceeds will be sent within seven days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Fund will act as quickly as possible to minimize delay.


      The value of shares redeemed may be more or less than the shareholder's cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding. (See "Dividends, Capital Gain Distributions and Taxes" in the Prospectus.)


      A shareholder's right to redeem shares and to receive payment therefor may be suspended when (a) the New York Stock Exchange (the "Exchange") is closed other than for customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of the Portfolio's securities or to determine the value of the net assets of the Portfolio, or (d) ordered by a governmental body having jurisdiction over the Fund for the protection of the shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b),
(c) or (d) exists. In the case of any such suspension, shareholders of the Portfolio may withdraw their requests for redemption or may receive payment based on the net asset value of the Portfolio next determined after the suspension is lifted.


      The Fund reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the net asset value of the Portfolio. If payment is made in securities, a shareholder may incur transaction expenses in converting those securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares solely in cash if the redemption requests are made by one shareholder account up to the lesser of $250,000 or 1% of the net assets of the Portfolio during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.


                             PORTFOLIO TRANSACTIONS

      Purchases and sales of portfolio securities on a securities exchange are effected by brokers, and the Portfolio pays brokerage commissions for this service. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. During the six-month period ended June 30, 1997, the Portfolio paid brokerage commissions totaling $31,598. During the fiscal years ended December 31, 1996, 1995 and 1994, the Portfolio paid total brokerage commissions of $59,691, $116,972, and $61,503, respectively.

      The primary objective of WTC in placing orders on behalf of the Portfolio for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible broker-dealers and, where commission rates are negotiable, at competitive rates. In selecting a broker or dealer to execute a portfolio transaction, WTC considers, among other things, (i) the price of the securities to be purchased or sold; (ii) the rate of the commission or the amount of the mark-up to be charged; (iii) the size and difficulty of the order;
(iv) the reliability, integrity, financial condition, general execution and operational capability of any competing broker or dealer; and (v) the quality of the execution and research services provided by the broker or dealer to the Fund and to other discretionary accounts advised by WTC and its affiliates.


      WTC cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services. In such cases, WTC receives services it otherwise might have had to perform itself. The research services provided by brokers or dealers can be useful to WTC in serving its other clients, as well as in serving the Fund. Conversely, information provided to WTC by brokers or dealers who have executed transaction orders on behalf of other WTC clients may be useful to WTC in providing services to the Fund. During the six-month period ended June 30, 1997, the Portfolio paid $14,830 in brokerage commissions, involving transactions in the amount of $8,862,300 to brokers because of research services provided. These commissions paid amounted to 46.93% of the Portfolio's aggregate brokerage commissions for the six-month period. During the fiscal year ended December 31, 1996, the Portfolio paid $20,783 in brokerage commissions, involving transactions in the amount of $10,917,379 to brokers because of research services provided. These commissions paid amounted to 34.82% of the Portfolio's aggregate brokerage commissions for the year. The Portfolio may purchase and sell portfolio securities to and from dealers who provide the Portfolio with research services. Portfolio transactions, however, will not be directed by the Portfolio to dealers solely on the basis of research services provided.


      Some of WTC's other clients have investment objectives and programs similar to that of the Portfolio. Occasionally, WTC may make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Portfolio. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of WTC not to favor one client over another in making recommendations or in placing orders. When two or more clients are simultaneously engaged in the purchase or sale of the same security and if the entire order cannot be made in a single order, the securities are allocated among clients in a manner believed to be equitable to each. If two or more of the clients of WTC simultaneously purchase or sell the same security, WTC allocates the prices and amounts according to a formula considered by the officers of each affected investment company and by the officers of WTC and its affiliates to be equitable to each account. While in some cases this practice could have a detrimental effect upon the price or the value of the security as far as the Portfolio is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Portfolio.

      PORTFOLIO TURNOVER. The portfolio turnover rate is calculated by dividing the lesser of the Portfolio's annual purchases or sales of portfolio securities for the particular fiscal year by the monthly average value of the portfolio securities owned by the Portfolio during the year. All securities, including options, whose maturity or the expiration date at the time of acquisition was one year or less are to be excluded from both the numerator and the denominator. The portfolio turnover rate of the Portfolio for the six-month period ended June 30, 1997 was 33.61%. The portfolio turnover rate of the Portfolio for the years ended December 31, 1996 and 1995 was 34.84% and 49.12%, respectively.


                                 NET ASSET VALUE

      In valuing the Portfolio's assets, a security listed on the Exchange (and not subject to restrictions against sale by the Portfolio on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Portfolio on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the Nasdaq Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the Nasdaq Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.


                             PERFORMANCE INFORMATION

      The performance of the Portfolio may be quoted in terms of its total return in advertising and other promotional materials ("performance advertisements"). Performance data quoted represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance of the Portfolio will vary based on changes in market conditions and the level of the Portfolio's expenses. Effective February 23, 1998, WTC became the Investment Adviser of the Portfolio. Prior to February 23, 1998, the Portfolio was managed by two different portfolio advisers who followed different investment styles and sought to achieve its objective by investing at least 65% of its total assets in equity securities without regard to the market capitalization of the issuers of such securities.


      TOTAL RETURN CALCULATIONS. From time to time, the Portfolio may advertise its average annual total return. The Portfolio's average annual total return is calculated according to the following formula:

            P (1 + T)n     =     ERV

            where:   P     =     hypothetical initial payment of $1,000

                     T     =     average annual total return

                     n     =     number of years

                     ERV   =     ending redeemable value at end of the period of
                                 a hypothetical $1,000 payment made at the beginning of that period.

      The time periods used are based on rolling calendar quarters, updated to the last day of the most recent calendar quarter prior to submission of the advertisement for publication. Average annual total return, or "T" in the formula above, is computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value ("ERV"). In calculating average annual total return, all dividends and other distributions by the Portfolio are assumed to have been reinvested at net asset value on the reinvestment date during the period.


      The following table reflects the Portfolio's standardized average annual total returns for the periods stated below:

                           AVERAGE ANNUAL TOTAL RETURN

                                                          Feb. 26, 1987
   Six-months         1 Year          5 Years      (Commencement Of Operations)
      Ended            Ended           Ended                 Through
  June 30, 1997    Dec. 31, 1996   Dec. 31, 1996          Dec. 31, 1996
  -------------    -------------   -------------    ---------------------------

     16.49%            24.25           14.08%                 12.84%

      While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Portfolios'
performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Portfolios.


      The Portfolio may also include in its performance advertisements total return quotations that are not calculated according to the formula set forth above ("non-standardized total return"). For example, the Portfolio may quote unaveraged or cumulative total returns in performance advertisements which reflect the change in the value of an investment in the Portfolio over a stated period. PFPC calculates cumulative total return for the Portfolio for a specific period of time by assuming an initial investment of $1,000 in shares of the Portfolio and the reinvestment of dividends and other distributions. PCPC then determines the percentage rate of return on the hypothetical $1,000 investment by: (i) subtracting the value of the investment at the beginning of the period from the value of the investment at the end of the period; and (ii) dividing the remainder by the beginning value. The Portfolio's cumulative total return was, for the six-month period ended June 30, 1997: 16.49%; for the fiscal year ended December 31, 1996: 24.25%; for the five-years ended December 31, 1996: 93.24%; and for the period since the Portfolio's inception on February 26, 1987 through December 31, 1996: 228.92%.

      Average annual and cumulative total returns for the Portfolio may be quoted as a dollar amount, as well as a percentage, and may be calculated for a series of investments or a series of redemptions, as well as for a single investment or a single redemption, over any time period. Total returns may be broken down into their components of income and capital gain (including capital gain distributions and changes in share price) to illustrate the relationship of those factors and their contributions to total return.

      The following table shows the income and capital elements of the Portfolio's total return and compares them to the cost of living (as measured by the Consumer Price Index) over the same periods. During the periods quoted, interest rates and bond prices fluctuated widely; the table should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the Portfolio today.

      During the period February 26, 1987 (Commencement of Operations) through December 31, 1996, a hypothetical $10,000 investment in the Portfolio would have been worth $32,892.

                 CHANGES IN $10,000 HYPOTHETICAL INVESTMENT

                Value of     Value of     Value of                  Increase in
                Initial    Reinvested    Reinvested               Cost of Living
Period Ended    $10,000      Income     Capital Gain                 (Consumer
December 31   Investment   Dividends   Distributions  Total Value  Price Index)
-----------   ----------   ---------   -------------  -----------  ------------

    1996       $19,220      $808          $12,865       $32,892      42.1%

    1995       $17,410      $732          $8,330        $26,472      37.5%

    1994       $15,140      $636          $4,836        $20,612      34.1%

    1993       $16,390      $689          $3,581        $20,660      30.6%

    1992       $15,560      $654          $1,820        $18,034      27.2%

    1991       $15,680      $659          $  682        $17,021      23.6%

    1990       $11,590      $423          $   12        $12,025      19.9%

    1989       $12,620      $331             -          $12,951      13.0%

    1988       $10,050      $136             -          $10,186       8.0%

    1987(1)    $ 8,370      $ 52             -          $ 8,422       3.4%


      Explanatory Note: A hypothetical initial investment of $10,000 on February 26, 1987, together with the aggregate cost of reinvested dividends and capital gain distributions for the entire period covered (their cash value at the time they were reinvested), would have amounted to $21,831. If dividends and capital gain distributions had not been reinvested, the total value of the investment in the Portfolio over time would have been smaller, and cash payments for the period would have amounted to $470 for income dividends and $8,716 for capital gain distributions. Without fee waivers from the Portfolio's service providers, and expense reimbursements by WTC, the Portfolio's returns would have been lower.

      The Fund may also from time to time along with performance advertisements, present its investments in the form of the "Schedule of Investments" included in the Annual Report to the shareholders of the Fund as of and for the fiscal year ended December 31, 1996, a copy of which is attached hereto and incorporated by reference.

      COMPARISON OF PORTFOLIO PERFORMANCE. A comparison of the quoted performance offered for various investments is valid only if performance is calculated in the same manner. Since there are many methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of shares of the Portfolio with performance quoted with respect to other investment companies or types of investments.


      In connection with communicating its performance to current or prospective shareholders, the Portfolio also may compare performance figures to the performance of other mutual funds tracked by mutual fund rating services, to other unmanaged indexes or unit investment trusts with similar holdings or to individual securities.

__________________________

1    From commencement of operations, February 26, 1987.

      From time to time, in marketing and other literature, the Portfolio's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as, Investment Company Data, Inc. (an organization which provides performance ranking information for broad classes of mutual funds), Lipper Analytical Services, Inc. ("Lipper") (a mutual fund research firm which analyzes over 1,800 mutual funds), CDA Investment Technologies, Inc. (an organization which provides mutual fund performance and ranking information), Morningstar, Inc. (an organization which analyzes over 2,400 mutual funds) and other independent organizations. When Lipper's tracking results are used, the Portfolio will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. When other organizations' tracking results are used, the Portfolio will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.


      Because the assets in all funds are always changing, the Portfolio may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank the Portfolio in marketing and promotional literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in the Portfolio's investment policies and investments, the Portfolio's asset size and other factors deemed relevant. Advertisements and other marketing literature will indicate the time period and Lipper asset-size class or other performance ranking company criteria, as applicable, for the ranking in question.


      Evaluations of Portfolio performance made by independent sources may also be used in advertisements concerning the Portfolio, including reprints of, or selections from, editorials or articles about the Portfolio. Sources for performance information and articles about the Portfolio may include the following:

ASIAN WALL STREET JOURNAL, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

CDA INVESTMENT TECHNOLOGIES, INC., an organization that provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indexes.

CHANGING  TIMES,  THE  KIPLINGER   MAGAZINE,   a  monthly  investment   advisory
publication  that  periodically   features  the  performance  of  a  variety  of
securities.

CONSUMER DIGEST, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

FINANCIAL TIMES, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

FINANCIAL WORLD, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

FORBES, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

THE FRANK RUSSELL COMPANY, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

GLOBAL INVESTOR, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

INVESTMENT COMPANY DATA, INC., an independent organization that provides performance ranking information for broad classes of mutual funds.

INVESTOR'S DAILY, a daily newspaper that features financial, economic, and business news.

LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly publication of industry-wide mutual fund averages by type of fund.

MONEY, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

MUTUAL FUND VALUES,  a biweekly  Morningstar,  Inc.  publication  that  provides
ratings  of  mutual  funds  based  on  fund  performance,   risk  and  portfolio
characteristics. THE NEW YORK TIMES, a nationally distributed newspaper that regularly covers financial news.

THE NEW YORK TIMES, a nationally distributed newspaper that regularly covers financial news.

PERSONAL INVESTING NEWS, a monthly news publication that often reports on investment opportunities and market conditions.

PERSONAL INVESTOR, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indexes and portfolio holdings.

SUCCESS, a monthly magazine targeted to the world of entrepreneurs and growing businesses, often featuring mutual fund performance data.

USA TODAY, a national daily newspaper.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

WIESENBERGER INVESTMENT COMPANIES SERVICES, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

                                      TAXES

      GENERAL. To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income plus net short-term capital gain) and must meet several additional requirements. These requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options and futures) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

      If the Portfolio failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate rates and all distributions from earnings and profits, including any distributions from net tax-exempt income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

      DISTRIBUTIONS. The Portfolio will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income and capital gain net income for that year, plus certain other amounts. For this and other purposes, dividends and other distributions declared in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the Portfolio and received by its shareholders on December 31 if they are paid by the Portfolio during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.

      It is anticipated that all or a portion of the dividends from the Portfolio's net investment income will qualify for the dividends-received deduction allowed to corporations. The qualifying portion may not exceed the aggregate dividends received by the Portfolio from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax. Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction.

      Any loss realized by a shareholder on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions to that shareholder with respect to those shares.

      Distributions by the Portfolio from net investment income or capital gains will result in a reduction in the net asset value of its shares. If a distribution reduces the net asset value below a shareholder's cost basis, the distribution nevertheless will be taxable to the shareholder even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Thus, investors purchasing shares just prior to a distribution will receive a partial return of their investment upon the distribution that nevertheless will be taxable to them.

      If the Portfolio makes a distribution to shareholders in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain.

      HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) options and futures contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses the Portfolio realizes in connection therewith. Gains from options and futures derived by the Portfolio with respect to its business of investing in securities qualify as permissible income under the Income Requirement.


      Futures contracts that are subject to section 1256 of the Code (other than such contracts that are part of a "mixed straddle" with respect to which the Portfolio has made an election not to have the following rules apply) ("Section 1256 Contracts") and that are held by the Portfolio at the end of its taxable year generally will be "marked-to-market" (that is, deemed to have been sold for their market value) for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. As of the date of this Statement of Additional Information, it is not entirely clear whether that 60% portion will qualify for the reduced maximum tax rates on non-corporate taxpayers' net capital gain enacted by the Taxpayer Relief Act of 1997 -- 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months -- instead of the 28% rate in effect before that legislation, which now applies to gain recognized on capital assets held for more than one year but not more than 18 months. However, technical corrections legislation passed by the House of Representatives late in 1997 would clarify that the lower rates apply. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.


      Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the Portfolio may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Under section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Portfolio makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Portfolio of straddle transactions are not entirely clear.


      If the Portfolio has an "appreciated financial position" -- generally, an interest (including an interest through an option or futures contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures contract entered into by the Portfolio or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

      The foregoing tax discussion is a summary included for general informational purposes only. Each shareholder is advised to consult its own tax adviser with respect to the specific tax consequences to it of an investment in the Portfolio, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

                             DESCRIPTION OF THE FUND

      The Fund is a diversified open-end series investment company organized as a Massachusetts business trust. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust authorizes the creation of multiple series and classes of shares, and provides for indemnification out of the assets of the applicable series of any shareholder held personally liable solely by virtue of ownership of shares of the series. The Declaration of Trust also provides that the applicable series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a Portfolio's shareholder incurring financial loss because of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. WTC believes that, in view of the above, the risk of personal liability to shareholders is remote.
      The Fund's Declaration of Trust further provides that the Trustees will not be liable for neglect or wrong doing provided they have exercised reasonable care and have acted in the reasonable belief that their actions are in the best interest of the Fund, but nothing in the Declaration of Trust protects or indemnifies a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

      The shares of the Portfolio that are issued by the Fund are fully paid and non-assessable.

      The Declaration of Trust provides that the Fund will continue indefinitely unless a majority of the shareholders of the Fund or a majority of the shareholders of the Portfolio approve: (a) the sale of the Fund's assets or the Portfolio's assets to another diversified open-end management investment company; or (b) the liquidation of the Fund or the Portfolio. The Declaration of Trust further provides, however, that the Board of Trustees may take the actions specified in (a) or (b) if a majority of the Trustees determine that the continuation of the Portfolio or the Trust is not in the best interests of the Portfolio or the Trust or their respective shareholders as a result of factors or events adversely affecting the ability of the Portfolio or the Trust to conduct its business and operations in an economically viable manner. In the event of the liquidation of the Fund or the Portfolio, affected shareholders are entitled to receive the assets of the Fund or Portfolio that are available for distribution.

                                OTHER INFORMATION

      INDEPENDENT AUDITORS. Ernst & Young LLP, Suite 4000, 2001 Market Street, Philadelphia, PA 19103, serves as the Fund's independent auditors, providing services which include (1) audit of the annual financial statements for the Portfolio, (2) assistance and consultation in connection with SEC filings and
(3) preparation of the annual federal and state income tax returns filed on behalf of the Portfolio.


      The financial statements and financial highlights of the Portfolio appearing or incorporated by reference in the Fund's Prospectus, this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, to the extent indicated in their reports thereon also appearing elsewhere herein and in the Registration Statement or incorporated by reference. Such financial statements have been included herein or incorporated herein by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


      LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, DC 20036, serves as counsel to the Fund and has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional Information.


      CUSTODIAN AND SUB-CUSTODIAN. WTC, Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890-0001, serves as the Fund's Custodian. PNC Bank, National Association, 1600 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund's Sub-Custodian.


      TRANSFER  AGENT.   PFPC  Inc.,  400  Bellevue   Parkway,   Wilmington,
Delaware  19809,  serves as the Fund's  Transfer  Agent and Dividend  Paying
Agent.


      SUBSTANTIAL SHAREHOLDERS. As of January 31, 1998, WTC owned of record 77.73% of the shares of the Portfolio, including 62.5% owned beneficially, all on behalf of its customer accounts.


                              FINANCIAL STATEMENTS

      The Schedule of Investments as of June 30, 1997 (unaudited); the Statement of Assets and Liabilities as of June 30, 1997 (unaudited); the Statement of Operations for the six-month period ended June 30, 1997 (unaudited) and for the fiscal year ended December 31, 1996; the Statement of Changes in Net Assets for the six-month period ended June 30, 1997 (unaudited) and for the fiscal year ended December 31, 1996; the Financial Highlights for the six-month period ended June 30, 1997 (unaudited) and for the fiscal years ended December 31, 1996, 1995, 1994, 1993 and 1992; and the Notes to the Financial Statements, each of which is included in the Semi-Annual Report to the Shareholders of the Fund as of and for the six-month period ended June 30, 1997, and the Annual Report to the Shareholders of the Fund as of and for the fiscal year ended December 31, 1996 are incorporated by reference herein.

                                    APPENDIX

                         OPTIONS AND FUTURES STRATEGIES

REGULATION OF THE USE OF OPTIONS AND FUTURES STRATEGIES. As discussed in the Prospectus, in managing the Portfolio, WTC may engage in certain options and futures strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options and futures is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these trading regulations.


COVER REQUIREMENTS. The Portfolio will not use leverage in its options and futures strategies. Accordingly, the Portfolio will comply with guidelines established by the SEC with respect to coverage of these strategies by either
(1) setting aside liquid, unencumbered, daily marked-to-market assets in the prescribed amount(s) in one or more segregated accounts with the Fund's custodian; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of the Portfolio's assets could impede portfolio management, or the Portfolio's ability to meet redemption requests or other current obligations.


OPTIONS STRATEGIES. The Portfolio may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Currently, options on debt securities are primarily traded on the OTC market. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.


      The Portfolio may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Portfolio to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Portfolio either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.


      The Portfolio may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables the Portfolio to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Portfolio below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Portfolio realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.


      The Portfolio may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, the Portfolio may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which the Portfolio purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.


      The Portfolio may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Portfolio declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by the Portfolio. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Portfolio will be obligated to sell the security at less than its market value.


      The Portfolio may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Portfolio will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case the Portfolio would expect to suffer a loss.


      The Portfolio may purchase put and call options and write covered put and call options on indexes in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of a index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Portfolio invests. Perfect correlation is not possible because the securities held or to be acquired by the Portfolio will not exactly match the composition of indexes on which options are purchased or written.


      The Portfolio may purchase and write covered straddles on securities or indexes. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. The Portfolio would enter into a long straddle when the adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. The Portfolio would enter into a short straddle when the adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Portfolio will set aside cash and/or liquid, unencumbered securities in a segregated account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      The Portfolio may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indexes ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives the Portfolio the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if the Portfolio holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, the Portfolio will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the Portfolio holds a put warrant and the value of the underlying index falls, the Portfolio will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The Portfolio holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; the Portfolio holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If the Portfolio does not exercise an index warrant prior to its expiration, then the Portfolio loses the amount of the purchase price that it paid for the warrant.


      The Portfolio will normally use index warrants as it may use index options. The risks of the Portfolio's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Portfolio's ability to exercise the warrants at any time or in any quantity.


OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, the Portfolio has adopted the following investment guidelines to govern its use of such strategies. These guidelines may be modified by the Board of Trustees without shareholder approval:


            (1) The Portfolio will write only covered options, and each such option will remain covered so long as the Portfolio is obligated thereby.


            (2) The Portfolio will not write options (whether on securities or securities indexes) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.


SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. The Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. If the Portfolio wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, the Portfolio may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, the Portfolio may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit the Portfolio to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If the Portfolio is unable to effect a closing purchase transaction with respect to options it has acquired, the Portfolio will have to allow the options to expire without recovering all or a portion of the option premiums paid. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and the Portfolio may experience material losses due to losses on the option transaction itself and in the covering securities.

      In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

      (1) The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

      (2) Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by the Portfolio is exercised or unless a closing transaction is effected with respect to that position, the Portfolio will realize a loss in the amount of the premium paid and any transaction costs.


      (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options.
            Although the Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.


      (4) With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If the Portfolio writes a call option on an index, the Portfolio will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If the Portfolio holds an index option and exercises it before the closing index value for that day is available, the Portfolio runs the risk that the level of the underlying index may subsequently change.


      (5) The Portfolio's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, the Portfolio also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.


FUTURES AND RELATED OPTIONS STRATEGIES. The Portfolio may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.


      The Portfolio may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Portfolio's securities holdings. To the extent that a portion of the Portfolio's holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if the Portfolio correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the Portfolio's holdings. The Portfolio may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities which may then be purchased in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that the Portfolio intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.


      As in the case of a purchase of an index futures contract, the Portfolio may purchase a call option on an index futures contract to hedge against a market advance in securities that the Portfolio plans to acquire at a future date. The Portfolio may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by the Portfolio. This is analogous to writing covered call options on securities. The Portfolio also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Portfolio.


FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, the Portfolio has adopted the following investment guidelines to govern its use of such strategies. These guidelines may be modified by the Board of Trustees without shareholder vote.


            (1)   The   Portfolio   will   engage   only  in   covered   futures
                  transactions, and each such transaction will remain covered so long as the Portfolio is obligated thereby.


            (2) The Portfolio will not write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indexes), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.


SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, the Portfolio is required to deposit with the Portfolio's custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Portfolio upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to the market." For example, when the Portfolio purchases a contract and the value of the contract rises, the Portfolio receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, the Portfolio is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of the Portfolio's obligations to or from a clearing organization.

      Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Portfolio to close a position and, in the event of adverse price movements, the Portfolio would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.


      In considering the Portfolio's use of futures contracts and related options, particular note should be taken of the following:


      (1) Successful use by the Portfolio of futures contracts and related options will depend upon the adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if the Portfolio has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, the Portfolio may need to sell assets at a time when such sales are disadvantageous to the Portfolio. If the price of the futures contract moves more than the price of the underlying securities, the Portfolio will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

      (2)   In  addition  to the  possibility  that  there  may be an  imperfect correlation,  or no correlation at all,  between price  movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

      (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although the Portfolio intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Portfolio would continue to be required to make variation margin payments.

      (4) Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

      (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Portfolio purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Portfolio when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.


      (6) As is the case with options, the Portfolio's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, the Portfolio also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.